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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)  November 24, 1999


              Prudential Securities Secured Financing Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       333-52021                                       13-3526694
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  (Commission File Number)                  (I.R.S. Employer Identification No.)


    One New York Plaza, New York, New York                  10292
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     (Address of Principal Executive Offices)            (Zip Code)

                                 (212) 778-1000
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              (Registrant's Telephone Number, Including Area Code)


                                   No Change
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          (Former Name or Former Address, if Changed Since Last Report)






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


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On November 24, 1999, Registrant caused the issuance and sale of $250,000,000 aggregate principal amount of its Class A-1 asset-backed Notes, Class A-2 asset-backed notes, Class A-3 asset-backed notes and Class A-4 asset-backed notes (the "Notes") and approximately $20,000,000 of asset-backed certificates (the "Certificates").

     The Registrant is filing final forms of the exhibits listed in Item 7(c) below relating to the Notes and the Certificates.

ITEM 5. OTHER EVENTS.

     In connection with the offering of Flagship Auto Receivables Owner Trust 1999_2, Auto Receivables Backed Notes, Series 1999_2 described in a Prospectus Supplement dated November 17, 1999 (the "Prospectus Supplement"), attached hereto as Exhibit 23.2 is a copy of the consent of Pricewaterhouse Coopers, L.L.P. as to (i) the incorporation by reference in the Prospectus Supplement of its report on its audits of the consolidated financial statements of MBIA Insurance Corporation and (ii) the use of the name of Pricewaterhouse Coopers, L.L.P. in the Prospectus Supplement.

     Set forth in Exhibit 99.5 are certain data concerning the Auto Loans as of the Cut-Off Date.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


EXHIBIT
  NO.    DOCUMENT DESCRIPTION
  ---    --------------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibit 1.1    Underwriting Agreement, dated November 17, 1999, among the
                    Registrant, Flagship Credit Corporation ("Flagship") and
                    Prudential Securities Incorporated ("Prudential")

     Exhibit 4.1 Indenture, dated as of November 1, 1999, among Flagship Auto Receivables Owner Trust 1999-2 (the "Trust"), Harris Trust and Savings Bank (the "Indenture Trustee") and Flagship

     Exhibit 4.2 Amended and Restated Trust Agreement, dated as of November 8, 1999, among the Registrant, Flagship and First Union National Bank (the "Owner Trustee")

     Exhibit 4.3 Sales and Servicing Agreement, dated as of November 1, 1999, among Flagship, Flagship Auto Loan Funding LLC 1999-II (the "LLC"), the Indenture Trustee and Copelco Financial Services Group, Inc. ("Copelco")

     Exhibit 4.4 Depositor Purchase Agreement, dated as of November 1, 1999, between the LLC and the Registrant

     Exhibit 4.5 Owner Trust Purchase Agreement, dated as of November 1, 1999, between the Registrant and the Trust

     Exhibit 4.6 Spread Account Agreement, dated as of November 1, 1999, among the Trust, MBIA Insurance Corporation ("MBIA") and the Indenture Trustee

     Exhibit 4.7 Note Guaranty Insurance Policy No. 30856, dated November 24, 1999, issued by MBIA


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


     Exhibit 4.8 Insurance Agreement, dated as of November 1, 1999, among MBIA, Flagship, the LLC, the Trust, the Registrant, Flagship Special Member, Inc., the Owner Trustee, Copelco and the Indenture Trustee

     Exhibit 4.9 Indemnification Agreement, dated as of November 17, 1999, among MBIA, Flagship and Prudential

     Exhibit 23.2 Consent of PricewaterhouseCoopers, L.L.P. regarding financial statements of MBIA Insurance Corporation, their report and the use of their name in the Prospectus Supplement

     Exhibit 99.5   Statistical information for the Auto Loans as of the Cutoff
                    Date








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        PRUDENTIAL SECURITIES SECURED FINANCING
                                        CORPORATION
                                             (Registrant)




Dated: December 9, 1999                     By: Joseph M. Donovan
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                                                     Name: Joseph M. Donovan
                                                     Title: Vice President